UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2010

TIENS BIOTECH GROUP (USA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32477	75-2926439
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700

(Address of principal executive offices)

Registrant's telephone number, including area code:（86）22-8213-7335

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 31, 2010, Howard Balloch resigned from his position as Director of Tiens Biotech Group (USA), Inc. (the “Company”).  Mr. Balloch was a member of the Audit Committee of the Board of Directors of the Company.  There were no disagreements between Mr. Balloch and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in his resignation.

Mr. Balloch’s resignation letter, dated as of December 21, 2010, is set forth in Exhibit 99.1 attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Resignation Letter of Howard Balloch, dated December 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIENS BIOTECH GROUP (USA), INC.

Date: January 4, 2011	By:	/s/ Jinyuan Li
Name: Jinyuan Li
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Resignation Letter of Howard Balloch, dated December 21, 2010.